SUPPLEMENT TO THE PROSPECTUS

OF

  WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

For the WealthBuilder Moderate Balanced Portfolio (the “Portfolio”)

                  Effective September 30, 2013, the prospectus is revised to reflect the following changes:

Christian Chan and Kandarp Acharya are the portfolio managers of the Portfolio. The following biographical descriptions replace the Portfolio Manager biographies listed under the section entitled “The Sub-Adviser and Portfolio Managers”:

Kandarp Acharya         Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Christian Chan             Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager.  Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

The sections entitled “Principal Investment Strategies” for the Portfolio are replaced with the following:

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds (“Underlying Funds”) to pursue its investment objective. We seek to achieve the Portfolio’s investment objective by allocating up to 50% of its assets to stock funds, up to 60% of its assets to bond funds and up to 20% of its assets to alternative investment strategy funds.

The Portfolio’s “neutral” target allocation is as follows:

40% of the Portfolio’s total assets in stock funds;

50% of the Portfolio’s total assets in bond funds; and

10% of the Portfolio’s total assets in alternative-style funds.

We may adjust the Portfolio’s target allocation throughout the year. The Portfolio’s broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.

The Portfolio is a diversified investment, consisting of bond, stock and alternative investment strategy funds, with an emphasis on bonds. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment- grade bonds, inflation-protected bonds, and foreign issues. Stock holdings are diversified across a wide range of stock fund styles, including large company, small company and international. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in or having exposure to commodities, real estate, natural resources, precious metals, foreign currency, managed futures, merger arbitrage, global multi-asset, and other non-traditional investments, such as investments following long-short, market neutral, or other tactical investment strategies. A fund that is considered an “alternative-style fund” may hold equity and/or fixed income securities as part of its underlying portfolio holdings. We consider the fund’s overall strategy in determining whether a fund is an “alternative-style” fund for purposes of making investments consistent with the Portfolio’s target allocation.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among stock, bond, and alternative-style funds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. Changes to effective allocation within the Portfolio are implemented both with futures contracts and buying and selling the Underlying Funds. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Portfolio has changed its broad-based indexes and the composition of its blended composite index as follows:

Current Broad-Based Index	New Broad-Based Indexes	Current Blended Composite	New Blended Composite
S&P 500 Index Barclays Aggregate Bond Index	Russell 3000 Index MSCI ACWI ex US Index Barclays Aggregate Bond Index	WealthBuilder Moderate Balanced Composite Index, which is comprised of the following: S&P 500 Index (40%), Barclays Aggregate Bond Index (60%)	WealthBuilder Moderate Balanced Composite Index, which is comprised of the following: Russell 3000 Index (28%), MSCI ACWI ex US Index (12%), Barclays Aggregate Bond Index (60%)

The section entitled “Portfolio Asset Allocation” for the Portfolio is replaced with the following:

The following table provides a provides a breakdown of the Portfolio’s asset allocations, including the Portfolio’s neutral asset allocation and target asset allocation range.

Investment Style	Neutral Position	Range
Stock Funds	40%	30-50%
Bond Funds	50%	40-60%
Alternative Investment Funds	10%	0-20%

Underlying Style Neutral Allocations
Stock Fund Styles:
Large Company Style	24%
Small Company Style	4%
International Style	12%
Total	40%

Bond Fund Styles:
Investment Grade Bonds	42%
High Yield Bonds	4%
International Bond	4%
Total	50%

Alternative Investment Fund Styles:	10%

Total Portfolio Assets	100%

The following risk is added to the section entitled “Principal Investment Risks” in the summary section for the Portfolio:

Inflation-Protected Debt Securities Risk. Inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

“Inflation-Protected Debt Securities Risk” is added to the section entitled  “Principal Risk Factors” for the Portfolio and the following is added to the section entitled “Description of Principal Investment Risks”:

Inflation-Protected Debt Securities Risk. Inflation-protected debt securities are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

In the section entitled “Principal Investment Risks” in the summary section for the Portfolio, the description of “Alternative Investment Risk” is replaced with the following:

Alternative Investment Risk. Alternative investment strategies, such as investments in real estate, commodities, foreign currency, natural resources, precious metals, managed futures, merger arbitrage, global multi-asset and other non-traditional investments, or following a long-short, market neutral, or other tactical investment strategies involve risks that may be different than those associated with more traditional investments.

In the section entitled “Description of Principal Investment Risks,” the description of “Alternative Investment Risk” is replaced with the following:

Alternative Investment Risk

Alternative investment strategies, such as investments in real estate, commodities, foreign currency, natural resources, precious metals, managed futures, merger arbitrage, global multi-asset and other non-traditional investments, or following a long-short, market neutral, or other tactical investment strategies involve risks that may be different than those associated with more traditional investments. For example, investments in issuers that are principally engaged in real estate, including REITs, may subject a Portfolio to risks similar to those associated with direct ownership of real estate. These issuers are sensitive factors such as changes in real estate values, property taxes, interest rates, adequacy of available financing and market conditions. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In addition, prices of commodities, which include precious metals, may be significantly affected by various environmental, economic, financial and political factors, all of which may be unpredictable. Finally, following a long-short position typically involves an Underlying Fund’s sale of a security that it does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

August 16, 2013                                                                                                 WBP6083/P810SP6